Energy & Engine Technology Corporation to Demonstrate Its Revolutionary Auxiliary Power Generator at American Trucking Association Conference
February 15, 2005 11:37:00 AM ET

PLANO, Texas, Feb. 15 /PRNewswire-FirstCall/ -- Energy & Engine Technology Corporation (OTC Bulletin Board: EENT) (EENT) announced today that it will be an exhibitor (Booth No. 1050) at the American Trucking Association's Technology & Maintenance Council (TMC) Annual Meeting in Tampa, FL from February 15 - 18, 2005. Last year's conference had 2766 attendees. At the Conference, EENT will be exhibiting its AXP 1000 diesel auxiliary power solution and its new proprietary split unit air conditioner, the Over the Road Comfort System. The AXP 1000 is an idle-reduction technology device designed for semi truck tractors that provides power generation without requiring the operation of the truck's engine. Powered by an EPA-approved and CARB- certified engine, the AXP 1000 maintains the truck's battery power while delivering electricity for air conditioning, heating, and the operation of televisions, appliances and other devices, to the sleeper cab, thereby reducing fuel consumption, air/noise pollution and long-term truck maintenance costs.

Chairman and Chief Executive Officer Will McAndrew, stated: "We are excited to have the opportunity to showcase our AXP 1000 Auxiliary Power Generator for the long haul trucking industry. We are targeting a $2.5 billion market opportunity, created by governmental mandates that severely curb the amount of main engine idling time available to long haul truckers while requiring them to increasingly limit driving time."

According to Truckline.com, "TMC is North America's premier technical society for truck equipment, information technology and logistics professionals. TMC member fleets represent 1.3 million trailers, more than 750,000 straight trucks, and more than 600,000 Class 8 tractors purchased in the United States -- one third of the commercial vehicles operating on U.S. highways."

Furthermore, "TMC's Transportation Technology Exhibition, trucking's premier equipment exhibit, will feature more than 250 exhibitors over more than 150,000 square feet of exhibit space. The exhibit will include practical, hands-on demonstrations with exhibitor products, giving fleet members an opportunity to inspect equipment and accessories while talking directly to product representatives."

About Energy & Engine Technology Corporation

EENT (http://www.eent.net ), headquartered in Plano, Texas, develops and markets power generation products for the long haul trucking industry and for marine, military and stand alone applications through its BMZ Generators Technology subsidiary.

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Certain information included in this communication (as well as information included in oral statements or other written statements made or to be made by Energy & Engine Technology Corporation) contains statements that are forward-looking, such as statements relating to the future anticipated direction of the high technology and energy industries, plans for future expansion, various business development activities, planned capital expenditures, future funding sources, anticipated sales growth and potential contracts. Such forward-looking information involves important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ from those expressed in any forward-looking statements made by or on behalf of Energy & Engine Technology Corporation. These risks and uncertainties include, but are not limited to, those relating to development and expansion activities, dependence on existing management, financial activities, domestic and global economic conditions, changes in federal or state tax laws, and market competition factors.

Energy & Engine Technology Corporation Announces Engagement of Aurelius Consulting to Lead Investor Relations
February 16, 2005 1:24:00 PM ET

PLANO, Texas, Feb. 16 /PRNewswire-FirstCall/ -- Energy & Engine Technology Corporation (OTC Bulletin Board: EENT), a leading developer and manufacturer of auxiliary power generators for the long haul trucking industry, announced today that it has hired the Aurelius Consulting Group, Inc. to lead its institutional and retail investor relations programs.

The Aurelius Consulting Group is an internationally recognized investor relations firm, known for its ability to help emerging growth companies build a loyal following of retail and institutional investors. With associates in New York, Boston and Orlando, Aurelius currently represents 14 publicly held companies.

Willard McAndrew, Chairman and Chief Executive Officer of Energy & Engine Technology, stated: "Upon careful consideration of the investor relations firms in the marketplace, we chose the Aurelius Consulting Group, Inc., based on their track record of professionalism, integrity and results in helping smaller publicly held companies create awareness among investors." A web based TV interview hosted by the Aurelius Consulting Group with EENT CEO Willard McAndrew can be viewed by clicking on the following link: http://www.runonideas.com/investor.asp?symbol=EENT .

McAndrew added, "We look forward to having Aurelius as an integral part of our team, and are confident that their online and off-line investor outreach programs will be of great value in communicating the EENT story to the investment community."

Dave Gentry, president of Aurelius Consulting Group, commented, "We are very pleased with the opportunity to represent Energy & Engine Technology. They are well-positioned to capitalize on the multi-billion market for alternative power generation for the long-haul trucking industry. Their flagship product, the AXP 1000, which is now in production, represents a quantum leap beyond existing anti-idling power generation technologies. We look forward to leveraging our national and international relationships as we put in place a comprehensive investor relations program to educate the market on the Energy & Engine Technology opportunity."

About Energy & Engine Technology Corporation

Energy & Engine Technology Corporation is a leading developer and manufacturer of auxiliary power generators for the long haul trucking industry. EENT products are geared toward reducing pollution and dependence on foreign energy sources by limiting use of diesel fuel and thereby reducing noxious emissions into the environment. EENT's line of auxiliary power sources for the commercial, standalone, marine, military and residential needs are EPA compliant, and incorporate specific technology to address the growing international need for high quality, alternative power sources for those markets.

About The Aurelius Consulting Group

The Aurelius Consulting Group (ACG) focuses primarily on creating retail and institutional support for undervalued, undiscovered micro-cap companies. The Aurelius network consists of stock brokers, fund managers, investment bankers, analysts and institutions who actively seek opportunities in the micro- and small-cap sectors. In addition to traditional communication and marketing efforts that put publicly held companies face-to-face with Wall Street's micro-cap equity players, the Aurelius Consulting Group employs a variety of communication programs, including direct mail, advanced telemarketing, internet television, e-mail and web-based advertising at http://www.runonideas.com .

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Certain information included in this communication (as well as information included in oral statements or other written statements made or to be made by Energy & Engine Technology Corporation) contains statements that are forward-looking, such as statements relating to the future anticipated direction of the high technology and energy industries, plans for future expansion, various business development activities, planned capital expenditures, future funding sources, anticipated sales growth and potential contracts. Such forward-looking information involves important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ from those expressed in any forward-looking statements made by or on behalf of Energy & Engine Technology Corporation. These risks and uncertainties include, but are not limited to, those relating to development and expansion activities, dependence on existing management, financial activities, domestic and global economic conditions, changes in federal or state tax laws, and market competition factors.

Any information or opinion provided in this profile does not solicit or make an offer to buy or sell any securities or any options, futures or other derivatives related to such securities herein. Aurelius Consulting Group, Inc. or its affiliates may from time to time perform investment banking or other services for, or solicit investment banking or other business from, any entity mentioned in this report/release. This profile has been prepared for general circulation and is circulated for general information only. In addition, some information was obtained from publicly available information or from Aurelius' interpretation of public information and does not represent the opinions of Energy & Engine Technology Corporation nor has the information necessarily been reviewed or approved by the management of Energy & Engine Technology Corporation. It does not have regard to specific investment objective, financial situation and the particular need of any specific person who may receive this profile. Investors should seek financial advice regarding the appropriateness of investing in any securities or investment strategies discussed or recommended in this report/release and should understand that statements regarding future prospects may not be realized. In the purview of Section 17(b) of the Securities Act of 1933 and in the interest of full disclosure, we call the reader's attention to the fact that the Aurelius Consulting Group is an investor relations firm hired by the Company and receives a monthly cash fee and 275,000 shares of EENT restricted stock (Rule 144) per Quarter.

Energy & Engine Technology Corporation Announces Exhibition at 2005 Miami Boat Show
February 17, 2005 12:14:00 PM ET

PLANO, Texas, Feb. 17 /PRNewswire-FirstCall/ -- Energy & Engine Technology Corporation (OTC Bulletin Board: EENT) (EENT) announced today that its subsidiary, BMZ Generators Technology, will be an exhibitor (Booth No. 4326) at the Miami International Boat Show from February 17 - 21, 2005. BMZ will also be in the Anchor Manufacturing booths (No. I 82 and R 53).

At the Show, more than 2,300 of the world's leading marine industry manufacturers will display the newest powerboats, engines and accessories on more than 2.5 million square feet of exhibition space.

According to http://www.discoverboating.com/generalinfo/aboutus.asp , "The North American pleasure boat market represents fully half of the global demand for these products and services. Retail sales of boats and related products and services amount to an estimated $23 billion annually in the U.S."

BMZ manufactures marine generators in the 3 kw - 90 kw range. It also has a full range of military, stand alone and commercial applications ranging from 2 kw to 2 mw.

Willard McAndrew, Chairman and CEO of Energy & Engine Technology, stated: "This show provides us with a tremendous opportunity to demonstrate our complete line of generators for the marine industry. This market opportunity is substantial for the Company, as the marine industry represents a $13.6 billion market, 70% of which is comprised of 26 feet and 41 feet boats. All need air conditioners and generators."

About Energy & Engine Technology Corporation

EENT (www.eent.net ), headquartered in Plano, Texas, develops and markets power generation products for the long haul trucking industry and for marine, military and stand alone applications through its BMZ Generators Technology subsidiary.

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Certain information included in this communication (as well as information included in oral statements or other written statements made or to be made by Energy & Engine Technology Corporation) contains statements that are forward-looking, such as statements relating to the future anticipated direction of the high technology and energy industries, plans for future expansion, various business development activities, planned capital expenditures, future funding sources, anticipated sales growth and potential contracts. Such forward-looking information involves important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ from those expressed in any forward-looking statements made by or on behalf of Energy & Engine Technology Corporation. These risks and uncertainties include, but are not limited to, those relating to development and expansion activities, dependence on existing management, financial activities, domestic and global economic conditions, changes in federal or state tax laws, and market competition factors.

Investor Relations Contact:

Aurelius Consulting Group
Dave Gentry/Chris Bermudez
(407) 644-4256
info@aurcg.com
www.runonideas.com